SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 27, 1998
(Date of earliest event reported)

Commission File No. 333-17801





                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                       Applied For
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                      (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

         (99) Computational Materials prepared by Donaldson, Lufkin & Jenrette Securities Corporation in connection with Norwest Integrated Structured Assets, Inc. Mortgage Asset-Backed Pass-Through Certificates,
                                   Series 1998-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NORWEST INTEGRATED STRUCTURED ASSETS, INC.

May 27, 1998

                                 By: /s/ B. David Bialzak
                                     --------------------
                                     B. David Bialzak
                                     Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.                         Description              Electronic (E)
-----------                         -----------              --------------

   (99)           Computational     Materials    prepared    by     P
                  Donaldson,   Lufkin  &  Jenrette   Securities
                  Corporation   in   connection   with  Norwest
                  Integrated  Structured Assets,  Inc. Mortgage
                  Asset-Backed    Pass-Through    Certificates,
                  Series 1998-1